UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2017

CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On November 9, 2017, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended October 1, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated November 9, 2017

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: November 13, 2017	By:	/s/ Dale R. Black
Dale R. Black
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated November 9, 2017

4

Exhibit 99.1
News Release
CEC Entertainment, Inc. Reports
Financial Results for the 2017 Third Quarter

IRVING, Texas - November 9, 2017 - CEC Entertainment, Inc. (the “Company”) today announced financial results for its third quarter ended October 1, 2017.

Third Quarter Results (1)
“Our third quarter revenues continued to be impacted by the same challenges we have faced for most of this year as we experienced traffic declines in both our walk-in business and booked birthday parties,” said Tom Leverton, Chief Executive Officer. “We have taken action on several fronts, including changing our advertising approach and messaging, in order to improve traffic in future periods. In addition, we were negatively impacted by venue closures related to Hurricanes Harvey and Irma at 73 of our locations.”
Total revenues decreased $14.8 million to $213.3 million during the third quarter of 2017 compared to the third quarter of 2016, primarily driven by a 6.9% decline in comparable venue sales, offset partially by new venue sales.
The Company reported a net loss of $11.1 million for the third quarter of 2017, compared to a net loss of $2.4 million for the third quarter of 2016. The decrease in the net loss was driven by the decline in Company-operated venue sales, as well as property and inventory losses incurred in connection with Hurricanes Harvey and Irma, offset by lower general and administrative expenses and lower depreciation.
During the third quarter of 2017, Adjusted EBITDA decreased $13.1 million to $38.1 million compared to the third quarter of 2016.
Balance Sheet and Liquidity
As of October 1, 2017, cash and cash equivalents were $79.4 million, and the principal outstanding on our debt was $988.4 million, with net availability of $140.1 million on our undrawn revolving credit facility. During the third quarter of 2017, we had capital expenditures of $25.3 million, of which $6.1 million related to our PlayPass initiative and another $8.0 million related to other growth initiatives. In addition, we had $1.4 million in capital expenditures related to IT initiatives, and $9.8 million related to maintenance capital expenditures, primarily game enhancements and general venue capital expenditures.
________________

(1)	For our definition of Adjusted EBITDA, see the financial table “Reconciliation of Non-GAAP Financial Measures” included within this press release.

As of October 1, 2017, the Company’s system-wide portfolio consisted of:

	Chuck E. Cheese’s	Peter Piper Pizza	Total
Company operated	523	39	562
Domestic franchised	26	61	87
International franchised	58	46	104
Total	607	146	753
Conference Call Information:
The Company will host a conference call beginning at 9:00 a.m. Central Time on Friday, November 10, 2017. The call can be accessed by dialing (855) 743-8451 or (330) 968-0151 for international participants and conference code 98534480.
A replay of the call will be available from 12:00 p.m. Central Time on November 10, 2017 through 10:30 p.m. Central Time on November 24, 2017. The replay of the call can be accessed by dialing (800) 585-8367 or (404) 537-3406 for international participants and conference code 98534480.
About CEC Entertainment, Inc.
For 40 years, CEC Entertainment has served as the nationally recognized leader in family dining and entertainment with both its Chuck E. Cheese’s and Peter Piper Pizza venues. As America’s #1 place for birthdays, Chuck E. Cheese’s goal is to create positive, lifelong memories for families through fun, food, and play and is the place Where A Kid Can Be A Kid ®. Committed to providing a fun, safe environment, Chuck E. Cheese’s helps protect families through industry-leading programs such as Kid Check®. As a strong advocate for its local communities, over the past 13 years Chuck E. Cheese’s has donated more than $14 million to schools through its fundraising programs and supports its national charity partner, Big Brothers Big Sisters. Peter Piper Pizza, with its neighborhood pizzeria feel, features dining, entertainment and carryout. The solution to ‘the family night out’, Peter Piper Pizza takes pride in delivering a food first, parent friendly experience that reconnects family and friends. Expanding nationally, Peter Piper Pizza recently opened locations in Oklahoma, Nevada, New Mexico and Arizona featuring an all new prototype design. As of October 1, 2017, the Company and its franchisees operated a system of 607 Chuck E. Cheese’s and 146 Peter Piper Pizza venues, with locations in 47 states and 13 foreign countries and territories. For more information, visit chuckecheese.com and peterpiperpizza.com.

Investor Inquiries:                            Media Inquiries:
Dale R. Black                                Christelle Dupont
EVP & CFO                                Public Relations Manager
CEC Entertainment, Inc.                            CEC Entertainment, Inc.
(972) 258-4525                             (972) 258-4223
dblack@cecentertainment.com                        cdupont@cecentertainment.com

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future events and, therefore, involve a number of assumptions, risks and uncertainties, including the risk factors described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the Securities and Exchange Commission on March 16, 2017. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to:

•	our strategy, outlook and growth prospects;

•	our operational and financial targets and dividend policy;

•	our planned expansion of the venue base and the implementation of the new design in our existing venues;

•	general economic trends and trends in the industry and markets; and

•	the competitive environment in which we operate.
These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause our results to vary from expectations include, but are not limited to:

•	negative publicity concerning food quality, health, general safety and other issues, and changes in consumer preferences;

•	our ability to successfully expand and update our current venue base;

•	our ability to successfully implement our marketing strategy;

•	our ability to compete effectively in an environment of intense competition in both the restaurant and entertainment industries;

•	our ability to weather economic uncertainty and changes in consumer discretionary spending;

•	increases in food, labor and other operating costs;

•	our ability to successfully open international franchises and to operate under the U.S. and foreign anti-corruption laws that govern those international ventures;

•	risks related to our substantial indebtedness;

•	failure of our information technology systems to support our current and growing businesses;

•	disruptions to our commodity distribution system;

•	our dependence on third-party vendors to provide us with sufficient quantities of new entertainment-related equipment, prizes and merchandise at acceptable prices;

•	risks from product liability claims and product recalls;

•	the impact of governmental laws and regulations and the outcomes of legal proceedings;

•	potential liability under certain state property laws;

•	fluctuations in our financials due to new venue openings;

•	local conditions, natural disasters, terrorist attacks and other events and public health issues;

•	the seasonality of our business;

•	inadequate insurance coverage;

•	labor shortages and immigration reform;

•	loss of certain personnel;

•	our ability to protect our trademarks or other proprietary rights;

•	risks associated with owning and leasing real estate, as well as the risks from any forced venue relocation or closure;

•	our ability to successfully integrate the operations of companies we acquire;

•	impairment charges for goodwill, indefinite-lived intangible assets or other long-lived assets;

•	our failure to maintain adequate internal controls over our financial and management systems; and

•	other risks, uncertainties and factors set forth in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the SEC on March 16, 2017.
The forward-looking statements made in this press release reflect our views with respect to future events as of the date of this press release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.
- financial tables follow -

CEC ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in thousands, except percentages)

	Three Months Ended				Nine Months Ended
	October 1, 2017		October 2, 2016		October 1, 2017		October 2, 2016

REVENUES:
Food and beverage sales	$98,255	46.1%	$101,984	44.7%	$320,085	46.4%	$321,591	44.7%
Entertainment and merchandise sales	110,633	51.9%	121,764	53.4%	356,274	51.6%	383,978	53.4%
Total company venue sales	208,888	97.9%	223,748	98.1%	676,359	98.0%	705,569	98.1%
Franchise fees and royalties	4,459	2.1%	4,322	1.9%	13,731	2.0%	13,440	1.9%
Total revenues	213,347	100.0%	228,070	100.0%	690,090	100.0%	719,009	100.0%
OPERATING COSTS AND EXPENSES:
Company venue operating costs:
Cost of food and beverage (exclusive of items shown separately below) (1)	23,974	24.4%	25,507	25.0%	75,014	23.4%	80,702	25.1%
Cost of entertainment and merchandise (exclusive of items shown separately below) (2)	7,430	6.7%	8,014	6.6%	22,771	6.4%	25,004	6.5%
Total cost of food, beverage, entertainment and merchandise (3)	31,404	15.0%	33,521	15.0%	97,785	14.5%	105,706	15.0%
Labor expenses (3)	61,220	29.3%	61,721	27.6%	187,958	27.8%	191,170	27.1%
Depreciation and amortization (3)	25,289	12.1%	27,667	12.4%	77,492	11.5%	85,029	12.1%
Rent expense (3)	24,259	11.6%	24,120	10.8%	71,484	10.6%	72,318	10.2%
Other venue operating expenses (3)	40,561	19.4%	38,757	17.3%	113,277	16.7%	112,143	15.9%
Total company venue operating costs (3)	182,733	87.5%	185,786	83.0%	547,996	81.0%	566,366	80.3%
Other costs and expenses:
Advertising expense	12,083	5.7%	11,515	5.0%	37,702	5.5%	36,777	5.1%
General and administrative expenses	15,422	7.2%	17,284	7.6%	48,237	7.0%	51,222	7.1%
Transaction, severance and related litigation costs	128	0.1%	166	0.1%	698	0.1%	1,349	0.2%
Asset impairments	1,843	0.9%	772	0.3%	1,843	0.3%	772	0.1%
Total operating costs and expenses	212,209	99.5%	215,523	94.5%	636,476	92.2%	656,486	91.3%
Operating income	1,138	0.5%	12,547	5.5%	53,614	7.8%	62,523	8.7%
Interest expense	17,451	8.2%	17,237	7.6%	51,574	7.5%	51,419	7.2%
Income (loss) before income taxes	(16,313)	(7.6)%	(4,690)	(2.1)%	2,040	0.3%	11,104	1.5%
Income tax expense (benefit)	(5,221)	(2.4)%	(2,286)	(1.0)%	1,840	0.3%	4,645	0.6%
Net income (loss)	$(11,092)	(5.2)%	$(2,404)	(1.1)%	$200	—%	$6,459	0.9%
________________
Percentages are expressed as a percent of total revenues (except as otherwise noted).
(1)    Percentage amount expressed as a percentage of food and beverage sales.
(2)    Percentage amount expressed as a percentage of entertainment and merchandise sales.
(3)    Percentage amount expressed as a percentage of total company venue sales.
Due to rounding, percentages presented in the table above may not sum to total. The percentage amounts for the components of cost of food and beverage and the cost of entertainment and merchandise may not sum to total due to the fact that cost of food and beverage and cost of entertainment and merchandise are expressed as a percentage of related food and beverage sales and entertainment and merchandise sales, as opposed to total company venue sales.

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share information)

	October 1, 2017	January 1, 2017
ASSETS
Current assets:
Cash and cash equivalents	$79,427	$61,023
Other current assets	60,416	63,938
Total current assets	139,843	124,961
Property and equipment, net	582,928	592,886
Goodwill	484,438	483,876
Intangible assets, net	481,278	484,083
Other noncurrent assets	20,170	24,306
Total assets	$1,708,657	$1,710,112
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Bank indebtedness and other long-term debt, current portion	$7,600	$7,613
Other current liabilities	100,884	102,578
Total current liabilities	108,484	110,191
Capital lease obligations, less current portion	13,162	13,602
Bank indebtedness and other long term debt, net of deferred financing costs, less current portion	965,976	968,266
Deferred tax liability	180,789	186,290
Other noncurrent liabilities	230,876	225,758
Total liabilities	1,499,287	1,504,107
Stockholder’s equity:
Common stock, $0.01 par value; authorized 1,000 shares; 200 shares issued as of October 1, 2017 and January 1, 2017	—	—
Capital in excess of par value	359,144	357,166
Accumulated deficit	(148,065)	(148,265)
Accumulated other comprehensive loss	(1,709)	(2,896)
Total stockholder’s equity	209,370	206,005
Total liabilities and stockholder’s equity	$1,708,657	$1,710,112

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine Months Ended
	October 1, 2017	October 2, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$200	$6,459
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,064	90,167
Deferred income taxes	(5,220)	(10,329)
Stock-based compensation expense	520	522
Amortization of lease related liabilities	(411)	(17)
Amortization of original issue discount and deferred debt financing costs	3,410	3,410
Loss on asset disposals, net	5,457	6,298
Asset impairments	1,843	772
Non-cash rent expense	3,562	5,261
Other adjustments	18	237
Changes in operating assets and liabilities:
Operating assets	(577)	3,554
Operating liabilities	2,374	4,920
Net cash provided by operating activities	94,240	111,254
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(71,910)	(66,535)
Development of internal use software	(2,520)	(8,788)
Proceeds from sale of property and equipment	424	426
Net cash used in investing activities	(74,006)	(74,897)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on senior term loan	(5,700)	(5,700)
Proceeds from sale leaseback transaction	4,073	—
Other financing activities	(695)	(1,810)
Net cash used in financing activities	(2,322)	(7,510)
Effect of foreign exchange rate changes on cash	492	356
Change in cash and cash equivalents	18,404	29,203
Cash and cash equivalents at beginning of period	61,023	50,654
Cash and cash equivalents at end of period	$79,427	$79,857

CEC ENTERTAINMENT, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Measures
Certain financial measures presented in this press release, such as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and Adjusted EBITDA as a percentage of revenues (“Adjusted EBITDA Margin”) are not recognized terms under accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that the presentation of these measures is appropriate to provide useful information to investors regarding its operating performance and its capacity to incur and service debt and fund capital expenditures. Further, the Company believes that Adjusted EBITDA is used by many investors, analysts and rating agencies as a measure of performance. The Company also presents Adjusted EBITDA because it is substantially similar to Credit Agreement EBITDA, a measure used in calculating financial ratios and other calculations under our debt agreements, except for (i) adding back the change in deferred amusement revenue, and (ii) excluding the annualized full year effect of Company-operated and franchised venues that were opened and closed during the year. By reporting Adjusted EBITDA, the Company provides a basis for comparison of its business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.
The Company’s definition of Adjusted EBITDA allows for the exclusion of certain non-cash and other income and expense items that are used in calculating net income from continuing operations. However, these are items that may recur, vary greatly and can be difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these items can represent the reduction of cash that could be used for other corporate purposes. These measures should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have important limitations as analytical tools, and users should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, the Company relies primarily on its GAAP results and uses Adjusted EBITDA and Adjusted EBITDA Margin only supplementally.
The following table sets forth a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA Margin for the periods shown:

	Three Months Ended		Nine Months Ended
	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016

Total revenues	$213,347	$228,070	$690,090	$719,009
Net income (loss) as reported	(11,092)	(2,404)	200	6,459
Interest expense	17,451	17,237	51,574	51,419
Income tax expense (benefit)	(5,221)	(2,286)	1,840	4,645
Depreciation and amortization	27,136	29,886	83,064	90,167
Asset Impairments	1,843	772	1,843	772
Loss on asset disposals, net	1,741	2,225	5,457	6,298
Non-cash stock-based compensation	184	185	520	522
Rent expense book to cash	1,192	1,635	4,028	6,478
Franchise revenue, net cash received	—	(35)	(344)	127
Impact of purchase accounting	—	171	785	725
Venue pre-opening costs	155	572	643	888
One-time and unusual items	1,167	1,583	4,379	4,459
Cost savings initiatives	—	—	—	62
Change in deferred amusement revenue	3,568	1,674	7,937	2,265
Adjusted EBITDA	$38,124	$51,215	$161,926	$175,286
Adjusted EBITDA Margin	17.9%	22.5%	23.5%	24.4%

CEC ENTERTAINMENT, INC.
VENUE COUNT INFORMATION
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Number of Company-owned venues:
Beginning of period	564	556	559	556
New	—	3	3	4
Acquired from franchisee	—	—	2	—
Closed	(2)	(2)	(2)	(3)
End of period	562	557	562	557
Number of franchised venues:
Beginning of period	193	183	188	176
New	—	2	7	11
Acquired from franchisee	—	—	(2)	—
Closed	(2)	—	(2)	(2)
End of period	191	185	191	185
Total number of venues:
Beginning of period	757	739	747	732
New	—	5	10	15
Acquired from franchisee	—	—	—	—
Closed	(4)	(2)	(4)	(5)
End of period	753	742	753	742